UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2020

TopBuild Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36870	47-3096382
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

475 North Williamson Boulevard Daytona Beach, Florida	32114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 304-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2020, TopBuild Corp. (the “Company”) announced that Gerald Volas, Chief Executive Officer and member of the Board of Directors, would be retiring from the Company on December 31, 2020, and that Robert Buck, currently serving as President and Chief Operating Officer, would succeed Mr. Volas as Chief Executive Officer and be appointed to the Board of Directors of the Company as of January 1, 2021 (the “CEO Succession”). Mr. Buck joined TopBuild in 2009 when it was Masco Contractor Services (MCS), serving as the division’s President and Chief Executive Officer.  He assumed his current role at TopBuild in June 2015 when the company was spun-off from Masco.

In connection with the CEO Succession, the Board of Directors on December 11, 2020 approved a 2021 compensation package for Mr. Buck wherein his base salary was set at $800,000 annually and his annual performance-based bonus target was set at 100% of his base salary. In addition, Mr. Buck will be eligible to receive grants of plan-based equity awards consistent with his position as Chief Executive Officer when the annual grants are made to all executive officers, and will participate in all other plans and programs available to senior executives of the Company, including the Severance Plan described herein.

In addition to the foregoing, the Board of Directors has approved the Amended and Restated Executive Severance Plan (the “Severance Plan”). The Severance Plan is effective as of December 31, 2020, and supersedes the Executive Severance Plan previously filed by the Company as an exhibit to its Current Report on Form 8-K filed on February 22, 2019. The revisions to the Severance Plan add a Tier CEO Participant level as to which Mr. Buck will be the only participant, and provide him with enhanced severance benefits in the event of a termination under certain conditions including in connection with a change in control (as defined in the Severance Plan). The foregoing description of the Severance Plan is only a summary and qualified in its entirety by reference to the full text of the Severance Plan attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
10.1	TopBuild Corp. Executive Severance Plan as Amended and Restated effective December 31, 2020

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPBUILD CORP.

	By:	/s/ John S. Peterson
		Name:	John S. Peterson
		Title:	Vice President and Chief Financial Officer
Dated: December 14, 2020

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